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                     EXHIBIT 32.2: CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Paychex, Inc. (the "Company") on Form 10-K for the fiscal year ended May 31, 2006 as filed with the Securities and Exchange Commission ("SEC") on the date hereof (the "Report"), I, JOHN M. MORPHY, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC upon request.


Date:  July 21, 2006


/s/ John M. Morphy
-----------------------------------------------
John M. Morphy
Senior Vice President, Chief Financial Officer,
and Secretary